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Exhibit 10.1

SECOND AMENDMENT TO REVOLVING CREDIT AND GUARANTEE AGREEMENT

        SECOND AMENDMENT (this "Amendment"), dated as of April 9, 2003, to the Revolving Credit and Guarantee Agreement, dated as of March 4, 2003 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among SUPERIOR TELECOMMUNICATIONS INC. (the "Borrower"), SUPERIOR TELECOM INC. ("Holdings"), the subsidiaries of Holdings party thereto (together with Holdings, collectively, the "Guarantors"), each a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), GENERAL ELECTRIC CAPITAL CORPORATION, as syndication agent (in such capacity, the "Syndication Agent"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

W I T N E S S E T H:

        WHEREAS, the Borrower, the Guarantors, the Lenders, the Syndication Agent and the Administrative Agent are parties to the Credit Agreement;

        WHEREAS, the Borrower and Guarantors have requested that the Lenders agree to amend certain provisions of the Credit Agreement as more fully set forth below; and

        WHEREAS, the Lenders are willing to agree to such requested amendments, but only upon the terms and conditions of this Amendment;

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1.    Defined Terms.    Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement.

        2.    Amendment to Section 1.1 (Defined Terms) of the Credit Agreement.    Section 1.1 of the Credit Agreement is hereby amended by deleting in clause (b) of the defined term "Termination Date" "forty (40) days" and substituting in lieu thereof "fifty-five (55) days".

        3.    Amendment to Section 4.2(d) (Bankruptcy Court Approval).    Section 4.2(d) of the Credit Agreement is hereby amended by deleting "forty (40) days" and substituting in lieu thereof "fifty-five (55) days".

        4.    Representations and Warranties; No Default.    After giving effect to this Amendment, each of the Borrower and the Guarantors hereby represents and warrants that all representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Amendment.

        5.    Conditions to Effectiveness of this Amendment.    This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders.

        6.    Continuing Effect; No Other Amendments or Waivers.    Except as expressly amended pursuant to this Amendment, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect in accordance with their respective terms, and this Amendment shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or any other Loan Document, including without limitation, any amendment, modification or waiver of any Section amended pursuant to this Amendment for any other date or time period or in connection with any other transaction.

        7.    Counterparts.    This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        8.    Governing Law.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

Borrower:
SUPERIOR TELECOMMUNICATIONS INC.
By:
Name: Title:

Guarantors:
ACTIVE INDUSTRIES, INC.
By:
Name: Title:
DIAMOND WIRE & CABLE CO.
By:
Name: Title:
ESSEX CANADA INC.
By:
Name: Title:
ESSEX GROUP, INC.
By:
Name: Title:
ESSEX GROUP, INC.
By:
Name: Title:
ESSEX GROUP MEXICO INC.
By:
Name: Title:
ESSEX INTERNATIONAL INC.
By:
Name: Title:
ESSEX MEXICO HOLDINGS, L.L.C.
By:
Name: Title:

ESSEX SERVICES, INC.
By:
Name: Title:
ESSEX TECHNOLOGY, INC.
By:
Name: Title:
ESSEX WIRE CORPORATION
By:
Name: Title:
SUPERIOR ESSEX REALTY COMPANY
By:
Name: Title:
SUPERIOR TELECOM INC.
By:
Name: Title:
SUPERIOR TELECOMMUNICATIONS REALTY COMPANY
By:
Name: Title:
DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as a Lender
By:
Name: Title:
GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent and as a Lender
By:
Name: Title:

FLEET CAPITAL CORPORATION
By:
Name: Title:
NATEXIS BANQUES POPULAIRES
By:
Name: Title:
By:
Name: Title:
(Name of Lender)
By:
Name: Title:

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SECOND AMENDMENT TO REVOLVING CREDIT AND GUARANTEE AGREEMENT